Earnings / (loss) per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings / (loss) per share	Earnings / (loss) per share
The calculation of both basic and diluted loss per share is based on net loss attributable to equity holders of the parent and weighted average outstanding shares of:

	For the year ended December 31,
In thousands of U.S. dollars except for share data	2022	2021	2020
Net income / (loss) attributable to equity holders of the parent - basic	$637,251	$(234,434)	$94,124
Convertible notes interest expense, accretion, and deferred financing amortization	19,584	—	—
Net income / (loss) attributable to equity holders of the parent - diluted	$656,835	$(234,434)	$94,124

Basic weighted average number of shares	55,455,277	54,718,709	54,665,898
Effect of dilutive potential basic shares:
Restricted stock	2,610,544	—	1,726,413
Convertible notes	5,445,455	—	—
	8,055,999	—	1,726,413
Diluted weighted average number of shares	63,511,276	54,718,709	56,392,311

Earnings / (Loss) Per Share:
Basic	$11.49	$(4.28)	$1.72
Diluted	$10.34	$(4.28)	$1.67
During the year ended December 31, 2022, the inclusion of potentially dilutive shares relating to unvested restricted stock and our Convertible Notes Due 2022 and Convertible Notes Due 2025 were included in the computation of diluted earnings per share because their effect was dilutive. The inclusion of potentially dilutive shares of unvested restricted stock reflects the dilutive impact of 2,705,989 unvested shares of restricted stock. The inclusion of potentially dilutive shares relating to our Convertible Notes Due 2022 and Convertible Notes Due 2025 represents the potentially dilutive shares arising from these instruments for an aggregate of 7,661,365 shares. The Convertible Notes Due 2022 matured in May 2022 and were repaid in cash upon maturity. Accordingly, the potentially dilutive impact of this instrument is included in the weighted average number of shares for a portion of the period, through the maturity date. In December 2022, all of the holders of the Company's Convertible Notes Due 2025 converted their notes into an aggregate of 5,757,698 common shares of the Company. Accordingly, the potentially dilutive impact of this instrument was included in the weighted average number of shares for a portion of the period, through the conversion date.
During the year ended December 31, 2021, we incurred a net loss and as a result, the inclusion of potentially dilutive shares relating to unvested shares of restricted stock and our Convertible Notes Due 2022 and Convertible Notes Due 2025 were excluded from the computation of diluted earnings per share because their effect would have been anti-dilutive.  Accordingly, interest expense, deferred financing amortization, and the potentially dilutive securities relating to the conversion of the Convertible Notes Due 2022 and Convertible Notes Due 2025 (representing 7,324,132 shares of common stock for the year ended December 31, 2021) along with the potentially dilutive impact of 2,997,992 unvested shares of restricted stock were excluded from the computation of diluted loss per share for the year ended December 31, 2021.
During the year ended December 31, 2020, the inclusion of potentially dilutive shares relating to our Convertible Notes Due 2022 (representing an aggregate of 4,004,702 shares of common stock) were excluded from the computation of diluted earnings per share because their effect under the if-converted method would have been anti-dilutive.